UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Revised Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DEFINED STRATEGY FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

S&P 500® COVERED CALL FUND INC.

S&P 500® GEAREDSM FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

S&P 500® COVERED CALL FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2008

TO THE STOCKHOLDERS OF

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

S&P 500® COVERED CALL FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

The 2008 Annual Meeting of Stockholders (the “Meeting” ) of each of the above listed investment companies, each a Maryland corporation (each, a “Fund” and, collectively, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on Friday, April 25, 2008 for the following purposes:

(1) To elect the Directors of each Fund to serve for the ensuing year and until their successors have been duly elected and qualify or until their earlier death, resignation or removal;

(2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Each Fund’s Board of Directors has fixed the close of business on February 26, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-615-7268.

By Order of the Boards of Directors,

COLLEEN R. RUSCH
Secretary
S&P 500® GEAREDSM Fund Inc.
Defined Strategy Fund Inc.
Dow 30SM Premium & Dividend Income Fund Inc.
Enhanced S&P 500® Covered Call Fund Inc.
S&P 500® Covered Call Fund Inc.
Small Cap Premium & Dividend Income Fund Inc.
Global Income & Currency Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.
New York, New York	Dow 30SM Enhanced Premium & Income Fund Inc.
Dated: March 13, 2008	MLP & Strategic Equity Fund Inc.

COMBINED PROXY STATEMENT

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

S&P 500® COVERED CALL FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

2008 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2008

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (each a “Board” and, collectively, the “Boards”) of each of S&P 500® GEAREDSM Fund Inc. (“S&P GEARED”), Defined Strategy Fund Inc. (“Defined Strategy”), Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), Enhanced S&P 500® Covered Call Fund Inc. (“Enhanced Covered Call”), S&P 500® Covered Call Fund Inc. (“Covered Call”), Small Cap Premium & Dividend Income Fund Inc. (“Small Cap”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”), and MLP & Strategic Equity Fund Inc. (“MLP Fund”) (each a “Fund” and, collectively, the “Funds”), to be voted at the 2008 Annual Meeting of Stockholders of each Fund (the “Meeting” ), to be held at the offices of IQ Investment Advisors LLC (“IQ Advisors”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on April 25, 2008 at 9:00 A.M. This Combined Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about March 13, 2008.

The Funds are organized as Maryland corporations. Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, proxies will be voted for the election of the director nominees of the applicable Fund to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at the address of IQ Advisors indicated above, by executing and delivering a later-dated proxy or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on February 26, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares indicated in Exhibit A. Funds that have stockholders who beneficially own more than five percent of such Fund’s outstanding shares as of the Record Date are listed in Exhibit A under “Stock Ownership of Certain Beneficial Owners.”

The Board of each Fund knows of no business other than the election of Directors that will be presented for consideration at the Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

ITEM 1. ELECTION OF DIRECTORS

At the Meeting, the stockholders of each Fund will consider and vote separately on the election of Directors for that Fund. If elected, each Director will serve for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The nominees are Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger (collectively, the “Director Nominees”).

With respect to each Fund in this Combined Proxy Statement, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the Director Nominees for each Fund listed in the following chart.

The Board of each Fund knows of no reason why any of the Director Nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Fund	Director Nominees	Recommendation of the Board of Directors
S&P GEARED	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Defined Strategy	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Dow 30	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Enhanced Covered Call	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Covered Call	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Small Cap	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Global Income	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
NASDAQ Premium	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
Dow 30 Enhanced	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes
MLP Fund	Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, Laura S. Unger	Yes

Certain information concerning the Director Nominees, including share ownership and compensation of the Director Nominees, is set forth in Exhibit A. Additional information concerning the Director Nominees is set forth in Exhibit A to this Combined Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “Investment Company Act”), of any of the Funds (“non-interested Directors”) is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by IQ Advisors and its affiliates (collectively, “IQ affiliate-advised funds”).

Name, Address† (Age)	Position(s)* Held with Each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Paul Glasserman (45)	Director and Chairman of Audit Committee	Director of S&P GEARED since July 2004, Director of Defined Strategy since September 2004, Director of Dow 30 since January 2005, Director of Enhanced Covered Call since July 2005, Director of Covered Call since December 2004, Director of Small Cap since April 2005, Director of Global Income since September 2005, Director of NASDAQ Premium since December 2006, Director of Dow 30 Enhanced and MLP Fund since March 2007.	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	10	None
Steven W. Kohlhagen (60)	Director and Chairman of Nominating and Corporate Governance Committee	Director of S&P GEARED since January 2005, Director of Defined Strategy since January 2005, Director of Dow 30 since January 2005, Director of Enhanced Covered Call since July 2005, Director of Covered Call since January 2005, Director of Small Cap since April 2005, Director of Global Income since September 2005, Director of NASDAQ Premium since December 2006, and Director of Dow 30 Enhanced and MLP Fund since March 2007.	Retired financial executive since August 2002.	10	Ametek, Inc.
William J. Rainer (61)	Director and Chairman of the Board	Director of S&P GEARED since July 2004, Director of Defined Strategy since September 2004, Director of Dow 30 since January 2005, Director of Enhanced Covered Call since July 2005, Director of Covered Call since December 2004, Director of Small Cap since April 2005, Director of Global Income since September 2005, Director of NASDAQ Premium since December 2006, and Director of Dow 30 Enhanced and MLP Fund since March 2007.	Retired since November 2004; Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004).	10	None
Laura S. Unger (47)	Director	Director of S&P GEARED, Defined Strategy, Dow 30, Enhanced Covered Call, Covered Call, Small Cap, Global Income, NASDAQ Premium, Dow 30 Enhanced, and MLP Fund since September 2007.	Independent Consultant since 2002; Commentator, Nightly Business Report since 2005; Senior Advisor, Marwood Group (2005-2007); Regulatory Expert for CNBC (2002-2003).	10	CA, Inc. (software) and Ambac Financial Group, Inc.

†	The address of each Director is P.O. Box 9011, Princeton, New Jersey 08543–9011.
*	Each of the non-interested Directors is a member of the Audit Committee and Nominating and Corporate Governance Committee of each Fund.
**	Each Director serves for a term of one year and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in each Fund’s Bylaws, charter or by statute.

Committees of the Boards of Directors

Each Fund maintains two standing board committees, the Audit Committee and the Nominating and Corporate Governance Committee, each consisting of the non-interested Directors. Each non-interested Director also is “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market (“NASDAQ”). Currently, Messrs. Glasserman, Kohlhagen, Rainer, and Ms. Unger are members of each Fund’s Audit Committee and Nominating and Corporate Governance Committee.

Audit Committees

The principal responsibilities of each Audit Committee, in its capacity as a committee of each Board of Directors, are i) overseeing the performance of the respective Fund’s internal audit function, including the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting; ii) overseeing the integrity of the Fund’s financial statements and the independent audit thereof; iii) overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements, including requirements relating to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; iv) the appointment, compensation, performance, retention, and oversight of the Fund’s independent registered public accounting firm including the qualifications and independence of such accountants and the resolution of disagreements regarding financial reporting between Fund management and such independent accountants; and v) as necessary, preparing, or overseeing the preparation of, any Audit Committee report required by the Securities and Exchange Commission (“SEC”) to be included in the Fund’s annual report or proxy statement.

Each Fund has adopted a written Charter of the Audit Committee, which is attached as Exhibit B to this Combined Proxy Statement. Each Audit Committee is responsible for reviewing and discussing the audit of each Fund’s financial statements with Fund management and the independent registered public accounting firm.

Audit Committee Reports

Each Fund’s Audit Committee has received written disclosures and a letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for all of the Funds. Each Audit Committee has discussed with D&T such firm’s independence with respect to each Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered and concluded that the provision of non-audit services by each Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

Each Audit Committee reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders as filed with the SEC, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of each Fund’s financial statements with Fund management and each Fund’s independent registered public accounting firm, each Audit Committee recommended to the Directors that each Fund’s audited financial statements for the 2007 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating and Corporate Governance Committees

The purpose of each Nominating and Corporate Governance Committee is to identify and select director nominees qualified to serve as non-interested Directors of each Fund (consistent with criteria approved by the Board) and recommend its nominees for consideration by the full Board, develop and recommend to the Board a set of corporate governance principles applicable to each Fund, oversee the evaluation of the Board and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee. Each Fund has adopted a Charter of the Nominating and Corporate Governance Committee, a copy of which is attached hereto as Exhibit C.

The principal responsibilities of each Nominating and Corporate Governance Committee are to identify individuals qualified to serve as non-interested Directors of each Fund and to recommend its nominees for consideration by the full Board. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. While each Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of each Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders, as it deems appropriate. Stockholders who wish to recommend a nominee should send a nomination submission to the applicable Fund’s Secretary and include all information relating to the recommended nominee that is required to be disclosed in the solicitation or proxy statements for the election of Directors and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard.

In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating and Corporate Governance Committee will consider, to the extent required, compliance with the independence and other applicable requirements of the NYSE and NASDAQ listing standards and the Investment Company Act. The Nominating and Corporate Governance Committee will also consider, among other factors, (i) the contribution which the person can make to each Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether the person is financially literate; (iv) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and (v) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of a Fund.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating and Corporate Governance Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating and Corporate Governance Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Stockholder Communications

Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543–9011). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director.

Director Attendance at Stockholder Meetings

The Funds have no formal policy regarding Director attendance at stockholder meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Officers and Directors of each Fund and persons who own more than ten percent of a registered class of each

Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its Officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, IQ Advisors or affiliated person of IQ Advisors) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal period, except that Martin G. Byrne inadvertently made a late Form 3 filing reporting his Initial Statement of Beneficial Ownership for Defined Strategy; Catherine A. Johnston inadvertently made late Form 3 filings reporting her Initial Statement of Beneficial Ownership for S&P GEARED, Defined Strategy, Dow 30, Enhanced Covered Call, Covered Call, Small Cap, Global Income, and NASDAQ Premium; James E. Hillman inadvertently made late Form 3 filings reporting his Initial Statement of Beneficial Ownership for Dow 30 and NASDAQ Premium; Michael Purcell inadvertently made late Form 3 filings reporting his Initial Statement of Beneficial Ownership for Covered Call and Enhanced Covered Call; and IQ Advisors inadvertently made late Form 3 filings reporting its Initial Statement of Beneficial Ownership for S&P GEARED and Small Cap.

Compensation of Directors

IQ Advisors pays all compensation to all Officers of each Fund who are affiliated with Merrill Lynch & Co., Inc. or its subsidiaries (“ML & Co.”). Each Fund currently pays each non-interested Director a combined fee consisting of an annual fee plus a fee for each Board meeting attended. Each Fund also pays an additional annual fee to the Director serving as its chairman of the Board. Information relating to the amount of fees and expenses paid by each Fund to its non-interested Directors for each Fund’s most recent fiscal year end is set forth in Exhibit A to this Combined Proxy Statement.

Officers of the Funds

Information relating to the Officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of a Fund are elected by the Board of Directors of that Fund annually. Officers of a Fund may be removed by the Board of Directors of that Fund, with or without cause, and Officers may resign in the manner provided in the Bylaws.

Stock Ownership

Set forth in Exhibit A to this Combined Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all registered funds in the IQ affiliate-advised funds for which the Director Nominee currently serves as a Director.

As of the Record Date, no non-interested Director or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and Officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding. At such date, the Officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund, which is currently comprised only of non-interested Directors, recommends that the stockholders of that Fund vote “FOR” the election of the Director Nominees.

Additional Information

Expenses and Methods of Proxy Solicitation; Quorum. The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice, this Combined Proxy Statement, and the use of Notice of Internet Availability will be borne by each Fund in proportion to its relative net assets. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

For each of the Funds, the presence in person or by proxy of the stockholders of the Fund entitled to cast a majority of votes entitled to be cast at the Fund’s Meeting shall constitute a quorum. The quorum requirements for each Fund must be met separately by each Fund. Because the proposals are separate for each Fund, it is important that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

For each Fund, in order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview by representatives of each Fund. If, for each Fund, by the time scheduled for the Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the Chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies from stockholders. The Meeting convened on the date it was called may be adjourned without further notice for 120 days after the original record date for that Meeting. Each Fund has retained Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist in the solicitation of proxies at a cost of approximately $1,800 for each Fund.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Combined Proxy Statement and proxy card(s) in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director Nominees.

For each Fund, assuming a quorum is present at the Meeting, approval of Item 1 will require the affirmative vote of stockholders holding a majority of the Fund’s stock outstanding and entitled to vote thereon.

Broker Non-Votes and Abstentions. Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. Each Fund understands that, under the rules of certain securities exchanges, such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the election of Directors (Item 1), if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, an exchange also may provide that in certain non-routine matters, a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the exchange rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.” Because the sole matter to be considered by each Fund’s stockholders at the Meeting is routine (i.e., the uncontested election of Directors), broker non-votes will not exist at the Meeting. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. For purposes of the vote on the election of each Director Nominee, abstentions (i.e., a vote to withhold) with respect to a Director Nominee will have the same effect as withhold votes in the election of that Director Nominee, although they will be considered present for purposes of determining the presence of a quorum for each Fund at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shares represented by the proxy will be present for purposes of the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each applicable Director Nominee.

Other Matters. Management knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournments or postponements thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

Independent Registered Public Accounting Firms’ Fees. The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve: (i) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund; and (ii) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

At meetings held on September 12, 2007 and December 14, 2007, the Funds’ Audit Committees retained D&T as the independent registered public accounting firm for the fiscal years ending September 30, 2008 for Defined Strategy; October 31, 2008 for MLP Fund; and December 31, 2008 for S&P GEARED, Dow 30, Enhanced Covered Call, Covered Call, Small Cap, Global Income, NASDAQ Premium and Dow 30 Enhanced. D&T has been the independent registered public accounting firm for all the Funds since their inceptions, and has informed the Funds that it has no material direct or indirect financial interest in any Fund.

The first two tables below set forth for each Fund, for its two most recent fiscal periods, the fees billed by D&T for (i) all audit and non-audit services provided directly to the Fund and (ii) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;

•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include tax compliance, tax advice and tax planning; and

•	All Other Fees are for other products and services provided.

Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

Fees for audit and non-audit services provided directly to each Fund†:

Fund	Fiscal Year End	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)**		All Other Fees ($)
		2007	2006	2007	2006	2007	2006	2007	2006
S&P GEARED	12/31	29,100	29,100	0	0	8,500	7,500	0	0
Defined Strategy	9/30	22,700	22,700	0	0	8,500	7,500	0	0
Dow 30	12/31	22,200	22,200	0	0	8,500	7,500	0	0
Enhanced Covered Call*	12/31	26,000	26,000	0	0	8,500	11,500	0	0
Covered Call*	12/31	26,000	26,000	0	0	8,500	11,500	0	0
Small Cap*	12/31	33,000	33,000	0	0	8,500	19,000	0	0
Global Income	12/31	28,000	33,200	0	7,200	8,500	7,500	0	0
NASDAQ Premium††	12/31	29,100	5,000	0	0	8,500	0	0	0
Dow 30 Enhanced	12/31	34,700	N/A	10,600	N/A	8,500	N/A	0	N/A
MLP Fund	10/31	6,700	N/A	9,900	N/A	8,500	N/A	0	N/A

*	Tax fees include tax consultation services.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
†	All of the audit and non-audit services provided to each Fund for which pre-approval was required were pre-approved by the Audit Committee of each Fund.
††	2006 fees are for services performed for the seed audit.

Fees for non-audit services provided to and paid by the Funds’ Affiliated Service Providers for which pre-approval by the Audit Committees was required:

	Audit-Related Fees ($)*		Tax Fees ($)		All Other Fees ($)
Fund	2007	2006	2007	2006	2007	2006
S&P GEARED	0	1,110,000	0	0	0	0
Defined Strategy	0	1,110,000	0	0	0	0
Dow 30	0	1,110,000	0	0	0	0
Enhanced Covered Call	0	1,110,000	0	0	0	0
Covered Call	0	1,110,000	0	0	0	0
Small Cap	0	1,110,000	0	0	0	0
Global Income	0	1,110,000	0	0	0	0
NASDAQ Premium†	0	1,110,000	0	0	0	0
Dow 30 Enhanced††	0	N/A	0	N/A	0	N/A
MLP Fund†††	0	N/A	0	N/A	0	N/A

*	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.
†	The Fund commenced operations on January 30, 2007.
††	The Fund commenced operations on May 30, 2007.
†††	The Fund commenced operations on June 29, 2007.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

	Aggregate Non-Audit Fees ($)†
Fund	2007	2006
S&P GEARED	2,100,500	1,967,500
Defined Strategy	2,100,500	2,176,750
Dow 30	2,100,500	1,967,500
Enhanced Covered Call	2,100,500	1,972,500
Covered Call	2,100,500	1,972,500
Small Cap	2,100,500	1,980,000
Global Income	2,100,500	1,974,700
NASDAQ Premium	2,100,500	1,961,000
Dow 30 Enhanced	2,111,100	N/A
MLP Fund	2,103,900	N/A

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services and examinations of internal controls for Affiliated Service Providers.

The Audit Committee of each Fund has reviewed the non-audit services provided by each Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval. The Audit Committee of each Fund has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to each Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to each Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of that Fund. Certain of these non-audit services that the Audit Committee believes are (i) consistent with the SEC’s auditor independence rules; and (ii) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to each Fund or $10,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled Board meeting.

Non-audit services provided to each Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of each Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid to it by ML & Co. and its affiliates.

Other. Representatives of D&T are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser. The principal office of IQ Advisors is located at 4 World Financial Center, 6th Floor, New York, New York 10080.

Annual Report Delivery. Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the attention of the Fund Secretary, P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Colleen R. Rusch, or to 1-877-449-4742. A copy will also be available on www.IQIAFunds.com.

Householding and Delivery of Materials. The Combined Proxy Statement or a Notice of Internet Availability of Proxy Materials will be delivered to two or more stockholders who share an address, unless the relevant Fund has received contrary instructions from one or more stockholders. Each Fund will furnish, without charge, upon request, a separate copy of the Combined Proxy Statement to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of the Combined Proxy Statement may contact each Fund in order to receive a single copy of any future proxy statement. Such requests should be directed to the attention of the Fund Secretary, P.O. Box 9011, Princeton, NJ 08543-9011, Attention: Colleen R. Rusch, or to 1-877-449-4742.

Stockholder Proposals. Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, not later than 5:00 p.m. (Eastern Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2009 Annual Meeting must be received by the Secretary of the Fund on or after October 15, 2008 and prior to 5:00 p.m. (Eastern Time) on November 14, 2008. Also, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2009 proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Fund must receive it on or before November 14, 2008. All nominations and proposals must be in writing. Written proposals and notices should be sent to the Secretary of the Fund, P.O. Box 9011, Princeton, NJ 08543-9011.

By Order of the Boards of Directors,

COLLEEN R. RUSCH

Secretary

S&P 500® GEAREDSM Fund Inc.

Defined Strategy Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Enhanced S&P 500® Covered Call Fund Inc.

S&P 500® Covered Call Fund Inc.

Small Cap Premium & Dividend Income Fund Inc.

Global Income & Currency Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

Dow 30SM Enhanced Premium & Income Fund Inc.

MLP & Strategic Equity Fund Inc.

New York, New York

Dated: March 13, 2008

Exhibit A

Defined terms used in this Exhibit and not otherwise defined shall have the same meaning as in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Shares Outstanding as of Record Date	Fiscal Year End
S&P GEARED	3,738,080	December 31
Defined Strategy	4,010,612	September 30
Dow 30	11,554,133	December 31
Enhanced Covered Call	9,054,117	December 31
Covered Call	17,536,354	December 31
Small Cap	13,644,510	December 31
Global Income	6,946,895	December 31
NASDAQ Premium	18,289,445	December 31
Dow 30 Enhanced	26,784,384	December 31
MLP Fund	14,537,638	October 31

Board and Committee Meetings

Set forth in the table below is information regarding Board, Audit Committee and Nominating and Corporate Governance Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recent fiscal year end.

	Board and Committee Meetings
	No. of Meetings Held*			Annual Fee ($)	Chairman Annual Fee ($)	Per Meeting Fee ($)	Aggregate Fees and Expenses ($)
Fund	Board	Audit Committee	Nominating and Corporate Governance Committee
S&P GEARED	9	5	5	10,000	2,500	1,250	59,391
Defined Strategy	7	5	5	10,000	2,500	1,250	59,892
Dow 30	9	5	5	10,000	2,500	1,250	59,391
Enhanced Covered Call	9	5	5	10,000	2,500	1,250	59,391
Covered Call	9	5	5	10,000	2,500	1,250	59,391
Small Cap	9	5	5	10,000	2,500	1,250	59,391
Global Income	9	5	5	10,000	2,500	1,250	59,391
NASDAQ Premium†	10	4	5	10,000	2,500	1,250	55,847
Dow 30 Enhanced††	10	4	4	10,000	2,500	1,250	44,641
MLP Fund†††	9	3	3	10,000	2,500	1,250	36,289

*	Includes telephonic meetings. Board and Committee members are not compensated separately for telephonic meetings.
†	NASDAQ Premium was organized on December 15, 2006 and became effective on January 25, 2007.
††	Dow 30 Enhanced was organized on March 6, 2007 and became effective on May 24, 2007
†††	MLP Fund was organized on March 6, 2007 and became effective on June 26, 2007.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 26, 2008, none of the Directors or Officers of any Fund owned any of the common stock of any Fund.

Based on a review of the most recent filings with the SEC, Fund management acknowledges that there are holders of 5% or more of Defined Strategy, Enhanced Covered Call, Small Cap, Covered Call, and Dow 30. To the knowledge of Fund management, no transactions have occurred between these Funds and holders.

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Ownership of Shares

None of the Director Nominees own any shares of any of the Funds or any IQ affiliate-advised fund for which the Director Nominee currently serves as a Director.

Compensation of Non-Interested Directors

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recent fiscal year end.

	Compensation from Fund ($)*
	Paul Glasserman	Steven W. Kohlhagen	William J. Rainer†	Laura S. Unger‡
S&P GEARED	16,250	16,250	18,479	5,516
Defined Strategy	16,250	16,250	17,854	1,250
Dow 30	16,250	16,250	18,479	5,516
Enhanced Covered Call	16,250	16,250	18,479	5,516
Covered Call	16,250	16,250	18,479	5,516
Small Cap	16,250	16,250	18,479	5,516
Global Income	16,250	16,250	18,479	5,516
NASDAQ Premium**	15,417	15,417	17,629	5,516
Dow 30 Enhanced††	12,266	12,266	13,771	5,516
MLP Fund††	10,110	10,110	11,387	4,266

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	The effective date of the Fund was January 25, 2007. Retainer fees have been prorated accordingly.
†	Chairman of the Board of Directors.
‡	Elected to serve as a Director of each Fund as of September 12, 2007.
††	Amounts reflect compensation paid by the Fund to the non-interested Directors since the organization of the Fund on March 6, 2007.

Set forth in the table below is information regarding the aggregate compensation paid by the IQ affiliate-advised Funds to the non-interested Directors for the calendar year ended December 31, 2007.

Non-Interested Directors	Aggregate Compensation Paid
Paul Glasserman	$154,043
Steven W. Kohlhagen	$154,043
William J. Rainer	$174,642
Laura S. Unger	$55,163

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) held with Funds, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Mitchell M. Cox (42)	President of each Fund since 2004	IQ Advisors, President since April 2004; MLPF&S, Managing Director, Head of Global Investments & Insurance Solutions and Head of Global Alternative Investments since 2008; MLPF&S, Managing Director, Head of Financial Products Group since 2007; Head of Global Wealth Management Market Investments & Origination (2003-2007); MLPF&S, FAM Distributors (“FAMD”), Director since 2006, IQ Financial Products LLC, Director since 2006.	None

Justin C. Ferri (32)	Vice President of each Fund since 2005	IQ Advisors, Vice President since 2005; MLPF&S, Managing Director, Structured and Alternative Solutions since 2008; MLPF&S, Director, Structured and Alternative Solutions in 2007; Global Wealth Management Market Investments & Origination, Director (2005-2007); MLPF&S, Vice President, Global Private Client Market Investments & Origination (2005); MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives (2004-2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development (2002-2004).	None

Donald C. Burke (47)	Vice President and Assistant Treasurer of each Fund since 2008; Secretary of each Fund (2004-2008); Treasurer of each Fund (2004-2007)

IQ Advisors, Secretary and Treasurer

(2004–March 2007); Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, LP (“MLIM”) and Fund Asset Management, LP (“FAM”) in 2006; First Vice President of MLIM and FAM (1997-2005) and Treasurer thereof (1999-2006); Senior Vice President and Treasurer of Princeton Services, Inc. (1999-2006).

None

Name, Address* and Age	Position(s) held with Funds, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
James E. Hillman (50)	Vice President and Treasurer of each Fund since 2007	IQ Advisors, Treasurer since March 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; Global Wealth Management Market Investments & Origination, Director (September 2006-2007); Managed Account Advisors LLC, Vice President and Treasurer since November 2006; Director, Citigroup Alternative Investments Tax Advantaged Short Term Fund in 2006; Director, Korea Equity Inc. Fund in 2006; Independent Consultant, January to September 2006; Managing Director, The Bank of New York, Inc. (1999-2006).	None

Martin G. Byrne (46)	Chief Legal Officer and Anti-Money Laundering Officer of each Fund since June 2006	IQ Advisors, Chief Legal Officer since June 2006; ML & Co., Inc., Office of General Counsel, Managing Director since 2006, First Vice President (2002-2006), Director (2000-2002); Managed Account Advisors LLC, Chief Legal Officer since November 2006; FAMD, Director since 2006.	None

Colleen R. Rusch (40)	Vice President of each Fund since 2005, Secretary since 2008	IQ Advisors, Vice President since 2005, Chief Administrative Officer and Secretary since 2007; MLPF&S, Director, Structured and Alternative Solutions since 2007; MLPF&S, Director, Global Wealth Management Market Investments & Origination (2005-2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998-2004).	None

Michael M. Higuchi (28)	Vice President of each Fund since 2008	MLPF&S, Vice President, Structured and Alternative Solutions since 2007; ML & Co., Inc., Vice President, Corporate Finance Treasury (2006-2007); ML & Co., Inc., Assistant Vice President, Corporate Finance Treasury (2005-2006); ML & Co., Inc., Senior Specialist, Corporate Finance Treasury (2003-2005).	None

Name, Address* and Age	Position(s) held with Funds, Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Michael J. Fuccile (36)	Chief Compliance Officer of each Fund since 2008	IQ Advisors, Chief Compliance Officer since 2008; ML & Co., Inc. Office of General Counsel, Director since 2005, Vice President (2000-2005); Managed Account Advisors LLC, Chief Compliance Officer since November 2006.	None

*	The address of each Officer is P.O. Box 9011, Princeton, New Jersey 08543–9011.
**	Elected by, and serves at the pleasure of, the Board of each Fund. Date of service indicates first election to an IQ affiliate-advised fund.

Exhibit B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

FOR EXCHANGE LISTED FUNDS

The Board of Directors of the investment companies listed on Appendix A hereto (each, a “Fund”) has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof);

(c) each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

In general, the Audit Committee, in its capacity as a committee of the Board of Directors, shall be responsible for:

(a) overseeing the performance of the Fund’s internal audit function, including the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b) overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c) overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements, including requirements relating to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits;

(d) the appointment, compensation, performance, retention, and oversight of the Fund’s independent accountants, including the qualifications and independence of such accountants and the resolution of disagreements regarding financial reporting between Fund management and such independent accountants; and

(e) as necessary, preparing, or overseeing the preparation of, any audit committee report required by the Securities and Exchange Commission to be included in the Fund’s annual report or proxy statement.

The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c) to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d) to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e) to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g) to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i) to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including reviewing any specific disclosures by Fund management regarding the Fund’s financial condition or results of its operations;

(j) to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k) to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n) to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o) to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(p) to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s) to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u) to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(v) to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w) to discuss, in general, with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management and any press releases concerning the Fund’s financial information, including information provided to analysts and rating agencies;

(x) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y) to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors and to evaluate the performance of the Audit Committee on an annual basis; and

(z) to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more Officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors are not members.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management (outside the presence of the Fund’s internal and independent accountants) and meet at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Adopted as of March 6, 2007

APPENDIX A

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

S&P 500® COVERED CALL FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

Exhibit C

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

Organization

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Appendix A attached hereto shall be composed solely of “Independent Directors” who (i) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors of the Fund (the “Board”). The Board shall annually appoint the members of the Committee which shall be composed entirely of Independent Directors (but may or may not be all of the Independent Directors) and may remove members at any time, with or without cause. The Board shall also designate the Chairman of the Committee. The Committee shall have authority to retain, at the Fund’s expense, outside counsel and other advisors the Committee, in its sole discretion, deems appropriate to be used to identify director candidates or for any other purpose relating to the Committee’s functions and shall have the sole authority to approve the compensation and other terms of such party’s retention. The Committee shall have the authority to create subcommittees with such powers of the Committee as the Committee shall from time to time confer.

Purpose

The purpose of the Committee is to identify and select director nominees qualified to serve as Independent Directors of the Fund (consistent with criteria approved by the Board) and recommend its nominees for consideration by the full Board, develop and recommend to the Board a set of corporate governance principles applicable to the Fund, oversee the evaluation of the Board and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee.

Responsibilities

The following are the general responsibilities of the Committee and are set forth only for its guidance.

Identification and Evaluation of Potential Nominees

The Committee shall establish criteria for identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, which criteria shall include, at a minimum, (i) to the extent required, compliance with the independence and other applicable requirements of the applicable Exchange listing standards, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include but shall not be limited to:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any subadviser to the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a nomination submission to the Secretary of the Fund which includes all information relating to the recommended nominee that is required to be disclosed in solicitation or proxy statements for the election of Directors and set forth the qualifications of the proposed nominee (including those qualifications relevant to the factors listed above). Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders. The Secretary of the Fund will forward all nominations received to the Committee.

Corporate Governance and Other Responsibilities

The Committee is responsible for annually evaluating the qualifications of current members of the Board (both “interested” Directors and Independent Directors) who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Fund and the tenure of its members, and of the Board’s anticipated needs.

Upon a significant change in a Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a Director’s service to the Board, the Committee shall review and assess, as appropriate, the reelection of such Director or such Director’s continuing to serve as a Director.

The Committee shall annually review and reassess the adequacy of this Charter and submit any proposed modifications to the Board for approval.

The Committee shall also conduct, for the Board’s review, an annual evaluation of the performance of the Board and each committee to determine whether each of them is functioning effectively, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves.

In addition to the above, the Committee shall also periodically report to the Board of Directors its conclusions with respect to any other matters that the Committee has considered.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration. Each Director shall be elected as set forth in the Fund’s Bylaws.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted as of March 6, 2007

Appendix A

S&P 500® GEAREDSM FUND INC.

DEFINED STRATEGY FUND INC.

S&P 500® COVERED CALL FUND INC.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

ENHANCED S&P 500® COVERED CALL FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

Code # IQ Proxy-0308

COMMON STOCK

S&P 500® GEAREDSM FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of S&P 500® GEAREDSM Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DEFINED STRATEGY FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Defined Strategy Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

ENHANCED S&P 500® COVERED CALL FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

S&P 500® COVERED CALL FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of S&P 500® Covered Call Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

SMALL CAP PREMIUM & DIVIDEND INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Small Cap Premium & Dividend Income Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

GLOBAL INCOME & CURRENCY FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Global Income & Currency Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NASDAQ Premium Income & Growth Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Dow 30SM Enhanced Premium & Income Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MLP & STRATEGIC EQUITY FUND INC.

P.O. Box 9011

Princeton, NJ 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Donald C. Burke and Colleen R. Rusch as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MLP & Strategic Equity Fund Inc. (the “Fund”) held of record by the undersigned on February 26, 2008 at the annual meeting of stockholders of the Fund to be held on April 25, 2008 or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Paul Glasserman, Steven W. Kohlhagen, William J. Rainer, and Laura S. Unger

2. In the discretion of such proxies, to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2008

X

Signature

X

Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope